UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

to

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

ICAD, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (603) 882-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 18, 2014, iCAD, Inc., a Delaware Corporation (the “Registrant”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its entrance into an Asset Purchase Agreement (the “Radion Purchase Agreement”) by and between the Registrant and Radion, Inc., a Delaware corporation (“Radion”) and its entrance into an Asset Purchase Agreement (the “DermEbx Purchase Agreement” and, together with the Radion Purchase Agreement, the “Purchase Agreements”) by and among the Registrant, Radion Capital Partners, LLC, a California limited liability company (“RCP”) and DermEbx, a series of RCP (“DermEbx” and, together with Radion, the “Sellers”).

This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information required and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Item 9.01 of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following audited and unaudited financial statements as required by Item 9.01(a) are attached hereto as Exhibits to this Current Report on Form 8-K/A and are incorporated herein by reference.

(i.)	Report of Independent Auditor

(ii.)	Audited Financial Statements of Radion, Inc. and Affiliate for the year ended December 31, 2013

(iii.)	Unaudited Financial Statements of Radion, Inc. and Affiliate as of June 30, 2014 and for the six months ended June 30, 2014 and 2013

(b)	Pro Forma Financial Information.

The following Unaudited Pro Forma financial statements include the Consolidated Balance Sheet as required by Item 9.01(b), giving operational assets and certain liabilities relating to the business and product lines of iCAD, Inc and subsidiaries as if the acquisition had been completed on June 30, 2014, and consolidated statement of operations for the year ended December 31, 2013 and the six months ended June 30, 2014, as if the acquisition had been completed on January 1, 2013 and are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(i.)	Unaudited Consolidated Pro Forma Balance Sheet as of June 30, 2014

(ii.)	Unaudited Consolidated Pro Forma Statement of Operations for the year ended December 31, 2013

(iii.)	Unaudited Consolidated Pro Forma Statement of Operations for the six months ended June 30, 2014

(iv.)	Notes to unaudited consolidated Pro Forma financial statements

(d)	Exhibits.

2.1*	Asset Purchase Agreement by and between iCAD, Inc. and Radion, Inc., dated as of July 15, 2014.

2.2*	Asset Purchase Agreement by and among iCAD, Inc., Radion Capital Partners, LLC and DermEbx, a series of Radion Capital Partners, LLC, dated as of July 15, 2014.

23.1	Consent of Independent Auditor

99.1	Report of Independent Auditor

99.2	Audited Consolidated Financial Statements of Radion, Inc. and Affiliate for the year ended December 31, 2013

99.3	Unaudited Consolidated Financial Statements of Radion, Inc. and Affiliate for the six months ended June 30, 2014 and 2013

99.4	Unaudited Pro Formas

*	The Registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of regulation S-K and shall furnish the omitted schedules and exhibits to the Commission upon request. Filed with the initial Form 8-K on July 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, Inc.
(Registrant)

By:	/s/ Kevin C. Burns
Kevin Burns
Chief Financial Officer and
Chief Operating Officer

Date: September 29, 2014